Exhibit 10.3

JOINDER TO AND AMENDMENT OF THE

REGISTRATION RIGHTS AGREEMENT

This JOINDER TO AND AMENDMENT OF THE REGISTRATION RIGHTS AGREEMENT, dated as of June 9, 2025, by and among Blue Water Acquisition Corp. III, a Cayman Islands exempted company (the “Company”), Blue Water Acquisition III LLC, a Delaware limited liability company (the “Sponsor”) and certain other parties thereto (the “Agreement”) is delivered and entered into in accordance with Section 5.2 and Section 5.5 of the Agreement. Capitalized terms used and not defined herein have the meanings given to them in the Agreement.

WHEREAS, the Sponsor is selling and transferring all of its securities in the Company to Yorkville BW Acquisition Sponsor, LLC, a Florida limited liability company (“YA Sponsor”);

WHEREAS, YA Sponsor desires to be joined as a party to the Agreement;

WHEREAS, YA Sponsor will not be a party to the Insider Letter referenced in the Agreement, and as such, will not be subject to the transfer restrictions set forth in such Insider Letter; and

WHEREAS, the Agreement will be amended to remove the application of any lock-up obligations on YA Sponsor upon the acquisition of the securities of the Company which it is acquiring.

NOW, THEREFORE, YA Sponsor agrees to become a party to the Agreement, and shall accept and be subject to, and comply with the terms, conditions and provisions of the Agreement that apply to the Sponsor other than any transfer restrictions as defined in the Agreement under the terms “Founder Shares Lock-up Period” and “Private Placement Lock-up Period”, and YA Sponsor shall be entitled to the rights and benefits of the Sponsor under the Agreement.

[Signature page follows]

In witness whereof, the parties hereto have caused this Joinder to and Amendment of the Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized officers as of November 25, 2025.

YA SPONSOR:

YORKVILLE BW ACQUISITION SPONSOR, LLC

By: YA II PN, Ltd.
Its: Sole Member and Manager

By: Yorkville Advisors Global, LP
Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By:	/s/ Troy Rillo
Name:	Troy Rillo
Title:	Partner

ACKNOWLEDGED AND ACCEPTED:

COMPANY:

BLUE WATER ACQUISITION CORP. III

By:	/s/ Joseph Hernandez
Name:	Joseph Hernandez
Title:	Chief Executive Officer

SPONSOR:

BLUE WATER ACQUISITION III LLC

By:	/s/ Joseph Hernandez
Name:	Joseph Hernandez
Title:	Managing Member